Exhibit 10.1
                                                  ------------


                            AMENDMENT
                               TO
             STOCKHOLDER PROTECTION RIGHTS AGREEMENT


          THIS AMENDMENT dated April 4, 1995 (this "Amendment") to the STOCKHOLDER PROTECTION RIGHTS AGREEMENT, dated as of November 1, 1991 (the "Agreement"), between BOLAR PHARMACEUTICALS, INC., n/k/a CIRCA PHARMACEUTICALS, INC. (the "Company"), and AMERICAN STOCK TRANSFER & TRUST COMPANY (the "Rights Agent").


                      W I T N E S S E T H:


          WHEREAS, the Company has entered into an Agreement and Plan of Merger with Watson Pharmaceuticals, Inc. and Gum Acquisition Corp. (the "Merger Agreement"); and

          WHEREAS, in connection with the Merger Agreement and pursuant to
Section 5.4 of the Agreement the Company and the Rights Agent desire to amend the Agreement;

          NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the parties hereto hereby agree as follows:

          SECTION I. Amendment to the Agreement. The definition of "Acquiring Person" in Section 1 of the Agreement is hereby amended by inserting the following at the end thereof:

     "; provided, further, that neither Watson Pharmaceuticals, Inc. nor Gum Acquisition Corp. shall be considered an Acquiring Person for any purpose hereunder by reason of the execution, delivery and performance of the Agreement and Plan of Merger, dated as of March 29, 1995, among Watson Pharmaceuticals, Inc., the Company and Gum Acquisition Corp."


          SECTION II.  Miscellaneous.

          A. Counterpart Execution. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.



          B. Effect of Amendments. The amendment described herein shall become effective, and shall be deemed to be effective as of the date hereof. All references in the Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Agreement shall mean the Agreement as amended by this Amendment. Except as otherwise expressly modified herein, the Agreement remains unchanged and is in full force and effect.

          C. Headings. The headings of the sections and paragraphs of this Amendment have been inserted for convenience of reference only and shall in no way affect or otherwise modify any of the terms and provisions hereof.

          D.   GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY,
AND BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WITHIN SUCH STATE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

          IN WITNESS WHEREOF, the parties have each caused this Amendment to be duly executed by their respective officers thereunto duly authorized on the date set forth above.

                              CIRCA PHARMACEUTICALS, INC.


                              By:  /s/ Melvin Sharoky, M.D.
                                 __________________________
                                 Name:  Melvin Sharoky, M.D.
                                 Title: President and Chief
                                        Executive Officer



                              AMERICAN STOCK TRANSFER & TRUST
                              COMPANY


                              By:  /s/ Herbert J. Lemmer
                                 __________________________
                                 Name:  Herbert J. Lemmer
                                 Title: Vice President